                                                                    EXHIBIT 99.2
                         NOTICE OF GUARANTEED DELIVERY

                              TENDER OF SHARES OF
                              CLASS A COMMON STOCK

                                       OF

                             MCAFEE.COM CORPORATION
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, EASTERN TIME, ON APRIL 25, 2002, UNLESS THE OFFER IS EXTENDED.

     This Notice of Guaranteed Delivery or one substantially like it must be used to accept the Offer (as defined herein) of McAfee.com Holdings Corporation, a wholly-owned subsidiary of Networks Associates, Inc., a Delaware corporation ("McAfee.com Holdings"), made pursuant to the Prospectus dated March 29, 2002 (the "Prospectus") and the related Letter of Transmittal, if (i) your stock certificate(s) representing shares of Class A common stock, par value $.001 per share, of McAfee.com Corporation (the "McAfee.com Common Stock") are not immediately available, (ii) you cannot complete the procedure for book-entry transfer on a timely basis or (iii) you cannot deliver the certificate(s) and all other required documents to EquiServe Trust Company, N.A. (the "Exchange Agent") prior to the Expiration Date (as defined in the Prospectus). You may deliver this Notice of Guaranteed Delivery by hand, facsimile transmission or mail to the Exchange Agent. See "The Offer -- Guaranteed Delivery" in the Prospectus.

                      The Exchange Agent for the Offer is:

                         EQUISERVE TRUST COMPANY, N.A.

         If by mail:                    If by hand:             If by overnight delivery:
EquiServe Trust Company, N.A.  EquiServe Trust Company, N.A.  EquiServe Trust Company, N.A.
       P.O. Box 43014           c/o Securities Transfer and         150 Royall Street
  Providence, RI 02940-3014      Reporting Services, Inc.           Canton, MA 02021
                                   100 William Street --
                                         Galleria
                                    New York, NY 10038

                         If by facsimile transmission:

                        (For Eligible Institutions only)
                                 (781) 575-2901
                                 (781) 575-2232

                         Facsimile confirmation number:

                                 (781) 575-3120

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO THE EXCHANGE AGENT OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

LADIES AND GENTLEMEN:

     Upon the terms and subject to the conditions set forth in the Prospectus, and the related Letter of Transmittal (which, together with any amendments or supplements thereto, constitute the "Offer"), the receipt of which is hereby acknowledged, I hereby tender to you the number of shares of McAfee.com Common Stock set forth below, pursuant to the guaranteed delivery procedure set forth in "The Offer -- Guaranteed Delivery" in the Prospectus.

                  (PLEASE TYPE OR PRINT, EXCEPT FOR SIGNATURE)

Name(s) of Registered Holders:

--------------------------------------------------------------------------------

Address(es):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Include Zip Code)

Area Code and Tel. No(s).:
-----------------------------------------------------------------------------

Dated:
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Number of Shares of McAfee.com Common Stock Tendered:
-----------------------------------------

Certificate No(s). (if applicable):
-----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total Number of Shares Represented by McAfee.com Common Stock Certificate(s):
----------------

Window Ticket No. (if any):
----------------------------------------------------------------------------

Signature(s):

--------------------------------------------------------------------------------

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IF SHARES OF MCAFEE.COM COMMON STOCK WILL BE TENDERED BY BOOK-ENTRY TRANSFER,
PLEASE PROVIDE THE FOLLOWING INFORMATION:

Account Number:
--------------------------------------------------------------------------------

Transaction Code Number:
-----------------------------------------------------------------------------

                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     The undersigned, a participant in the Security Transfer Agents Medallion Program or the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program, hereby (i) guarantees that either the certificates representing the shares of McAfee.com Common Stock tendered hereby in proper form for transfer or a confirmation of a book-entry transfer of such shares of McAfee.com Common Stock into the Exchange Agent's account at the Depository Trust Company, or DTC, in each case together with a properly completed and duly executed Letter of Transmittal and any required signature guarantees, or an "agent's message" (as defined in the Prospectus) in connection with a book-entry transfer, and any other documents required by the Letter of Transmittal will be received by the Exchange Agent at one of its addresses set forth above, in each case within three Nasdaq trading days after the date hereof, (ii) represents that the holder on whose behalf this tender is being made owns the shares of McAfee.com Common Stock being tendered within the meaning of Rule 14d-1 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 14d-1"), and (iii) represents that the tender of such shares of McAfee.com Common Stock complies with Rule 14d-1.

                  (PLEASE TYPE OR PRINT, EXCEPT FOR SIGNATURE)

------------------------------------------    ------------------------------------------
               NAME OF FIRM                              AUTHORIZED SIGNATURE

------------------------------------------    Name:
                 ADDRESS                      ------------------------------------------

------------------------------------------    ------------------------------------------
            (INCLUDE ZIP CODE)                                  TITLE

------------------------------------------    Date:
          AREA CODE AND TEL. NO.              ------------------------------------------

NOTE: DO NOT SEND CERTIFICATES FOR SHARES OF MCAFEE.COM COMMON STOCK WITH THIS
      NOTICE. STOCK CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT.

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